                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

    FILED BY REGISTRANT [X]    FILED BY A PARTY OTHER THAN REGISTRANT [  ]





Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


                             Specialty Catalog Corp.
                          --------------------------------
                (Name of Registrant as Specified In Its Charter)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No Fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

-------------------------------------------------------------------------------

                            SPECIALTY CATALOG CORP.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD JUNE 22, 2000

To Our Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders, or any adjournments or postponements thereof (the "Meeting"), of Specialty Catalog Corp. (the "Company"), which will be held on June 22, 2000 at 11:00 AM, EST, at the Company's offices at 21 Bristol Drive, South Easton, MA 02375, for the following purposes:

     1. To elect four members to serve on the Board of Directors until the next annual meeting of shareholders and until their successors are duly elected and qualified (Proposal 1);

     2. To consider and vote upon a proposal to ratify and approve the 2000 Stock Incentive Plan of the Company (Proposal 2);

     3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 30, 2000 (Proposal 3); and

     4. To transact such other business as may properly be brought before the Meeting.

     Shareholders of record at the close of business on May 15, 2000 shall be entitled to notice of and to vote at the Meeting.

     YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE MEETING.

                                        By order of the Board of Directors

                                        /s/ Thomas K. McCain
                                        Thomas K. McCain
                                        Secretary

May 16, 2000

                            SPECIALTY CATALOG CORP.

              21 Bristol Drive, South Easton, Massachusetts 02375
                                (508) 238-0199
                                _______________

                                PROXY STATEMENT
                                ______________

                        ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON JUNE 22, 2000
                            ______________________

                                 INTRODUCTION

                  PROXY SOLICITATION AND GENERAL INFORMATION

     This Proxy Statement and the enclosed form of proxy (the "Proxy Card") are being furnished to the holders of common stock (the "Common Stock") of Specialty Catalog Corp., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Board of Directors") of the Company for use at the Annual Meeting of Shareholders to be held on Thursday, June 22, 2000, at the Company's offices at 21 Bristol Drive, South Easton, MA 02375, at 11:00 AM, EST, and at any adjournment or postponement thereof (the "Meeting"). This Proxy Statement and the Proxy Card are first being sent to shareholders on or about May 22, 2000.

     At the Meeting, holders of Common Stock (the "Shareholders") will be asked:

     1. To elect four members to serve on the Board of Directors until the next annual meeting of shareholders and until their successors are duly elected and qualified (Proposal 1);

     2. To consider and vote upon a proposal to ratify and approve the 2000 Stock Incentive Plan (the "2000 Plan") of the Company (Proposal 2);

     3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 30, 2000 (Proposal 3); and

     4. To transact such other business as may properly be brought before the Meeting.

     The Board of Directors has fixed the close of business on May 15, 2000 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting. Each such Shareholder will be entitled to one vote for each share of Common Stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing.

     Shareholders are requested to complete, sign, date and promptly return the Proxy Card in the enclosed envelope. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named herein (Proposal 1), FOR the ratification and approval of the adoption of the 2000 Plan (Proposal 2), and FOR the ratification of the appointment of the Company's independent auditors (Proposal 3). A Shareholder who so desires may revoke his proxy at any time before it is voted at the Meeting by: (i) delivering written notice to the Company (attention: Corporate Secretary); (ii) duly executing a proxy bearing a later date; or (iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

     The Board of Directors knows of no other matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

     Only Shareholders as of the close of business on May 15, 2000 (the
"Record Date") are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 4,351,386 shares of Common Stock outstanding and entitled to vote, with each share entitled to one vote. See "Principal Shareholders."


REQUIRED VOTES

     The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of directors (Proposal 1). The affirmative vote of a majority of the votes cast in person or by proxy is necessary for the approval of the ratification of the adoption of 2000 Plan (Proposal 2) and the ratification of the appointment of independent auditors (Proposal 3).

     Since the affirmative vote of a plurality of votes cast is required for the election of directors, abstentions and "broker non-votes" will have no effect on the outcome of such election. Since the affirmative vote of a majority of the votes cast is necessary for the approval of the ratification and approval of the adoption of the 2000 Plan (Proposal 2) and the ratification of the appointment of independent auditors (Proposal 3), an abstention will have the same effect as a negative vote, but "broker non-votes" will have no effect on the outcome of the vote.

     Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or received instructions from beneficial owners are considered "broker non-votes," and will be counted for purposes of determining whether there is a quorum.


PROXY SOLICITATION

     The Company will bear the costs of the solicitation of proxies for the Meeting. Directors, officers and employees of the Company may solicit proxies from Shareholders by mail, telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Stock held of record by them and such custodians will be reimbursed for their reasonable expenses. The Company has retained the services of Continental Stock Transfer and Trust Company, the Company's transfer agent, to whom the Company will pay a fee plus reimbursement for mailing and out-of-pocket expenses.

     IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE SHAREHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. PLEASE RETURN YOUR EXECUTED PROXY PROMPTLY.

                             PRINCIPAL SHAREHOLDERS

     The following table and footnotes sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 25, 2000, by:
(i) each person known by the Company to own beneficially five per cent or more of the Common Stock, (ii) each of the Company's directors, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers as a group. The Company believes that each of the beneficial owners of the Common Stock listed in the table, based on information furnished by such owner, has sole investment and voting power with respect to such shares, except as may be otherwise noted in the footnotes hereto. Unless otherwise indicated, the address of each person named in the table below is c/o Specialty Catalog Corp., 21 Bristol Drive, South Easton, MA 02375.

                                                                     NUMBER OF SHARES
                                                                       BENEFICIALLY
NAME                                                                      OWNED                PERCENTAGE (1)
----------------------------------------------------------------     ----------------          --------------
Steven L. Bock..................................................          570,160  (2)               11.83%

Thomas K. McCain................................................           10,000  (3)                   *

David E. Cicurel................................................           42,611  (4)                   *
   David Cicurel Investments Limited
   14 New Burlington Street
   London, England W1X 1FF

Guy Naggar......................................................          405,233  (5)                9.31%
   Dawnay, Day & Co., Ltd.
   15 Grosvenor Gardens
   London, England SW1W 0BD

Samuel L. Katz..................................................           94,141  (5)                2.16%
   Cendant Corporation
   9 West 57th Street
   New York, New York 10019

Martin E. Franklin..............................................          336,754  (5)                7.73%
   Marlin Holdings, Inc.
   555 Theodore Fremd Avenue
   Rye, New York 10580

Golub Associates Inc.  .........................................          602,689  (6)               13.85%
   555 Madison Ave. 30th Floor
   New York, New York 10022

Wellington Management Company L.L.P.............................          329,500  (7)                7.57%
   75 State Street
   Boston, MA 02109
   Wellington Trust Company, N.A................................          170,000  (7)                3.91%
         75 State Street
         Boston, MA 02109

                                                                     NUMBER OF SHARES
                                                                       BENEFICIALLY
NAME                                                                      OWNED                PERCENTAGE (1)
----------------------------------------------------------------     ----------------          --------------
Marion Naggar's Children Settlement Trust.......................          733,966 (8)               16.86%
   Viktor Pech                                                            733,966 (8)               16.86%
   Reinhold Vohlwend                                                      733,966 (8)               16.86%
   First Global Holdings Limited................................          244,655 (8)                5.62%
      Unit 18 - Mill Mall
      Wickham's Cay
      Road Town
      Tortola
      British Virgin Islands
   Oracle Investments & Holdings Limited........................          244,656 (8)                5.62%
      Unit 18 - Mill Mall
      Wickham's Cay
      Road Town
      Tortola
      British Virgin Islands
   Ionic Holdings LDC...........................................          244,655 (8)                5.62%
      Butterfield House
      Fort Street
      Box 219
      George Town, Grand Cayman
      Cayman Islands

Laifer Capital Management Inc...................................          265,400 (9)                6.10%
   114 West 47th Street
   New York, NY 10036

All executive officers and directors as a group (6 persons).....        1,458,899 (10)              30.11%

--------------------------------
* Indicates less than 1%

(1) Applicable percentage of ownership is based upon 4,351,386 shares outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and generally includes voting and investment power with respect to securities. Shares of Common Stock issued upon the exercise of options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.

(2) Includes 310,226 shares of Common Stock underlying stock options which became exercisable upon the consummation of the Company's initial public offering at a price of $0.31 per share; 75,000 shares of Common Stock underlying stock options which are exercisable at a price of $5.33 per share; and 85,000 shares of Common Stock underlying stock options under the 1996 Stock Incentive Plan (the "Plan") which are exercisable at a price of $6.50 per share.

(3) Represents 10,000 shares of Common Stock underlying stock options under the Plan that are exercisable in June 2000 at a price of $6.50 per share.

(4) Mr. Cicurel was elected to the Board of Directors on June 15, 1999. Stock options granted to Mr. Cicurel include 2,500 shares of Common Stock issued under the Plan which are exercisable at a price of $6.50 per share.

(5) Includes 3,566 shares of Common Stock underlying stock options issued under the Plan which are exercisable at a price of $6.50 per share.

(6) LEG Partners III SBIC, L.P. ("LEG Partners") beneficially owns the 602,689 shares. Golub Associates, Inc. ("GAI") provides administrative and operational services to LEG Partners. Golub PS-GP, LLC is the general partner of LEG Partners. Lawrence E. Golub is the managing member of Golub PS-GP, LLC and the president of GAI. Each of LEG Partners, Golub PS-GP, LLC and Lawrence E. Golub may be deemed the beneficial owner of the 602,689 shares.

(7) Wellington Management Company L.L.P. ("WMC"), in its capacity as investment adviser, may be deemed to beneficially own 329,500 shares which are held of record by clients of WMC. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. Wellington Trust Company, N.A. ("WTC"), in its capacity as investment adviser, may be deemed to beneficially own 170,000 shares which are held of record by clients of WTC. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. Wellington Management Company L.L.P. disclaims beneficial ownership of the 170,000 shares which may be deemed to be beneficially owned by Wellington Trust Company, N.A. Wellington Trust Company, N.A. disclaims beneficial ownership of the 329,500 shares which may be deemed to be beneficially owned by Wellington Management Company L.L.P.

(8) Of the 733,966 total shares reported as beneficially owned by the Marion Naggar's Children Settlement Trust (the "Trust"), First Global Holdings Ltd. ("First Global") owns beneficially 244,655 of such shares, Oracle Investments & Holdings Ltd. ("Oracle") owns beneficially 244,656 of such shares and Ionic Holdings LDC ("Ionic") owns beneficially 244,655 of such shares. Marion Naggar is the spouse of Guy Naggar, a director and beneficial shareholder of the Company. The Trust is the sole shareholder of each of Oracle, First Global and Ionic. Messrs. Vohlwend and Pech are the trustees of the Trust, and share power over the activities of the Trust. Messrs. Vohlwend and Pech have no direct voting or dispositive power over shares held by the Trust, but have the power to direct the Trust to appoint directors of Oracle, First Global and Ionic and accordingly may be deemed to be the beneficial owners of shares owned by each of Oracle, First Global and Ionic. Messrs. Vohlwend and Pech serve as trustees in a fiduciary capacity and disclaim any beneficial ownership over any shares held by the Trust. First Global Holdings Limited disclaims beneficial ownership of the 244,656 shares owned by Oracle Investments & Holdings Limited and the 244,655 shares owned by Ionic Holdings LDC. Oracle Investments & Holdings Limited disclaims beneficial ownership of the 244,655 shares owned by First Global Holdings Limited and the 244,655 shares owned by Ionic Holdings LDC. Ionic Holdings LDC disclaims beneficial ownership of the 244,655 shares owned by First Global Holdings Limited and the 244,656 shares owned by Oracle Investments & Holdings Limited.

(9) Laifer Capital Management Inc. ("LCM"), in its capacity as investment adviser, may be deemed to beneficially own 265,400 shares which are held of record by clients of LCM. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities.

(10) Includes 493,424 shares of Common Stock underlying stock options which are currently exercisable.


                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     Each director is elected to hold office until the next annual meeting of shareholders, or special meeting in lieu thereof, and until their respective successors are duly elected and qualified. The affirmative vote of a plurality of the shares of Common Stock present at the Meeting, in person or by proxy, is required for the reelection of the members of the Board.

     Unless authority to do so is withheld, the persons named in each proxy (and/or their substitutes) will vote the shares represented thereby "FOR" the election of the director nominees named below. If for any reason any nominee is not a candidate (which is not now expected), a new nominee will be designated by the Board to fill such vacancy, unless the Board of Directors shall reduce the number of directors in accordance with the By-Laws of the Company.

     Mr. Bock has decided not to stand for re-election. On August 2, 1999, the Company announced that Mr. Bock had decided to resign from the Company effective at the end of the term of his employment agreement, as amended. See "Executive Employment Agreements" below. The Board of Directors intends to appoint a new director to replace Mr. Bock, which director will hold office until the next annual election of directors or until his/her successor is duly elected and qualified, or until his/her earlier resignation or removal.


INFORMATION AS TO DIRECTORS AND NOMINEES FOR DIRECTOR

     There is shown below for each director and for each nominee for director, as reported to the Company, the name, age and family relationship, if any, with any other director or officer, the principal occupation and employment over at least the last five years, the position, if any, with the Company, the period of service as a director of the Company, and certain other directorships held.


NAME                    AGE       OFFICE HELD      DIRECTOR SINCE
------------------     -----     -------------     ---------------

David Cicurel            50       Director          June 1999

Martin E. Franklin       35       Director          November 1994

Samuel L. Katz           34       Director          November 1994

Guy Naggar               59       Director          November 1994

     DAVID E. CICUREL is a consultant with substantial experience in restructuring both publicly-held and privately-held companies. He recently restructured and took private Continental Foods plc., a snack foods company that was listed on the International Stock Exchange. He also restructured International Communication & Data plc., a U.K. listed consumer database company. He is also an outside director of Dawnay Day & Co. Limited, a U.K. investment bank.

     MARTIN E. FRANKLIN has been Chairman and Chief Executive Officer of Marlin Holdings, Inc. and the general partner of Marlin Capital, L.P., a private investment firm since October 1996. From February 1997 through February 2000, Mr. Franklin served as Chairman of the Board of Directors of Bolle Inc., an AMEX company, which is a manufacturer , marketer and distributor of premium eyewear. From May 1996 until March 1998, Mr. Franklin served as Chairman and Chief Executive Officer of Lumen Technologies, Inc., a NYSE company, which is a manufacturer and distributor of specialty lighting equipment, and served as Executive Chairman of Lumen Technologies, Inc. from March 1998 until December 1998. Mr. Franklin was Chairman of the Board and Chief Executive Officer of Lumen's predecessor, Benson Eyecare Corporation, from October 1992 to May 1996 and President of Benson Eyecare Corporation from November 1993 until May 1996. Mr. Franklin was non-executive Chairman and a director of Eyecare Products plc, a London Stock Exchange Company, from December 1993 until February 1999. Mr. Franklin has served as a director of Corporate Express, Inc., a NASDAQ listed company from March 1999 through November 1999. Mr. Franklin also serves on the boards of a number of privately held companies and charitable organizations.
Mr. Franklin received a B.A. in Political Science from the University of Pennsylvania in 1986.

     SAMUEL L. KATZ has been Chief Executive Officer of Cendant Internet Group, a division of Cendant Corporation, since February 2000, Senior Executive Vice President, Strategic Development of Cendant Corporation from July 1999 to January 2000, Executive Vice President, Strategic Development of Cendant Corporation from April 1998 to July 1999 and was Senior Vice President-Acquisitions of Cendant Corporation (and its predecessor HFS Incorporated), from January 1996 to April 1998. Cendant Corporation is a public company engaged in the real estate, travel and direct marketing industries. From June 1993 to December 1995, Mr. Katz was a Vice President of Dickstein Partners Inc., a private investment firm. Mr. Katz received his B.A. in Economics from Columbia University in 1986.

     GUY NAGGAR has been Chairman of Dawnay, Day & Co. Limited, a U.K. investment bank, since 1981. Mr. Naggar has also been the Chairman of Delyn Group Plc, a U.K. listed company, since March 1998. Immediately prior to becoming Chairman of Dawnay, Day & Co. Limited, Mr. Naggar was a Director of the Charterhouse Group Limited and of its subsidiary, Charterhouse Japhet Limited. Mr. Naggar sits on various other private company boards.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.

                  INFORMATION CONCERNING DIRECTOR COMPENSATION
          AND MEETINGS OF THE BOARD OF DIRECTORS AND BOARD COMMITTEES

     As compensation for service as director, each non-employee director receives cash compensation and discretionary stock option grants. Through June 30, 1999, the Company paid to each non-employee director annual cash compensation of $7,500, payable quarterly. Effective July 1, 1999, the annual cash compensation was increased to $15,000 payable quarterly to each non-employee director. Pursuant to the Company's 1996 Stock Incentive Plan, discretionary stock option grants can be made to the members of the Board. Options totaling 2,500 shares were granted to David Cicurel in June 1999. No other options were granted to any other members of the Board of Directors in 1999. The Board of Directors held four meetings during 1999, and each director attended at least 75% of the aggregate of such meetings of the Board and all committees of the Board on which he served. In addition, pursuant to the proposed 2000 Stock Incentive Plan, discretionary stock option grants can be made to the members of the Board.


COMMITTEES

     The Board of Directors has established an Audit Committee consisting of David Cicurel, Martin Franklin and Samuel L. Katz. Mr. Franklin serves as the chairman of the committee. The Audit Committee is responsible for recommending to the Board of Directors the appointment of the Company's outside auditors, examining the results of audits, reviewing internal accounting controls and
reviewing related party transactions.   The Audit Committee held two meetings in
1999.

     The Board of Directors has also established a Compensation Committee consisting of David Cicurel, Martin Franklin and Samuel Katz. Mr. Cicurel serves as chairman of the committee. The Compensation Committee held one meeting in 1999. The Company does not have a nominating committee or a committee serving a similar purpose.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No person serving on the Compensation Committee at any time during fiscal year 1999 was a present or former officer or employee of the Company or any of its subsidiaries. During fiscal year 1999, no executive officer of the Company served as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of another entity, in which any executive officer served on the Company's Board of Directors or Compensation Committee.


                             EXECUTIVE COMPENSATION

     The table below sets forth certain compensation information for the fiscal years ended January 1, 2000, January 2, 1999 and January 3, 1998, with respect to the Company's Chief Executive Officer and those other executive officers of the Company who were the most highly paid for fiscal 1999.

                           SUMMARY COMPENSATION TABLE

                                                                                                               LONG-TERM
                                                                          ANNUAL COMPENSATION                 COMPENSATION
                                                             ---------------------------------------------  ----------------
                                                                                                               SECURITIES
                                             FISCAL                                                            UNDERLYING
       NAME AND PRINCIPAL POSITIONS           YEAR              SALARY ($)             BONUS ($)                OPTIONS
------------------------------------------  ---------        ----------------         ------------          ----------------
 Steven L. Bock...........................       1999               $302,872                   --                         --
     Chairman, Chief Executive Officer           1998               $300,678                   -- (1)                     --
     And President                               1997               $290,490                   -- (1)                 10,000 (2)

 Thomas K. McCain.........................       1999               $ 83,153 (3)               --                     50,000 (4)
     Senior Vice President/Chief
     Financial Officer

1) At the beginning of 1997, Mr. Bock was owed bonus compensation of $187,500 deferred from years prior to 1996, accrued under his prior employment agreement with the Company, of which $125,000 was paid in 1997 and the remainder was paid in January 1998.

2) Represents shares underlying options granted in 1997 at an exercise price of $6.50 per share, which become exercisable over a five-year period. Of these shares underlying options, all options granted to Mr. Bock became fully exercisable on December 2, 1999 when the Second Amendment to his Employment Agreement became effective.

3) Mr. McCain commenced employment with the Company on June 21, 1999 as the Senior Vice President and Chief Financial Officer. He replaced Mr. J. William Heise who resigned from the Company in June 1999.

4) Represents shares underlying options granted in June 1999 at an exercise price of $6.50 per share, which become exercisable over a five-year period.


OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information regarding options granted during fiscal 1999 to the Chief Executive Officer and the Company's other most highly compensated executive officers. In accordance with the rules of the Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their terms. These gains are based on assumed rates of annual compound stock price appreciation of the Company's Common Stock of 5% and 10% of the exercise price from the date the options were granted to the end of the option terms.

                                                                                             POTENTIAL REALIZABLE
                            INDIVIDUAL       PERCENTAGE                                        VALUE AT ASSUMED
                              GRANTS          OF TOTAL                                         ANNUAL RATES OF
                            NUMBER OF          OPTIONS                                           STOCK PRICE
                            SECURITIES       GRANTED TO      EXERCISE                          APPRECIATION FOR
                            UNDERLYING        EMPLOYEES        PRICE                             OPTION TERM
                             OPTIONS          IN FISCAL         PER         EXPIRATION       ---------------------
NAME                       GRANTED (#)          1999           SHARE           DATE            5%            10%
-----------------------  ----------------    -----------    -----------  ----------------    ------        -------
Thomas K. McCain            50,000 (1)          27.55%         $6.50          6/21/10         $--          $88,443

(1) During the year ended January 1, 2000, a grant of 50,000 stock options at an exercise price of $6.50 per share was made to Thomas McCain when he started with the Company on June 21, 1999. As of June 21, 1999, the fair market value of the Company's common stock was $3.188 per share. No other grants of stock options were made to any other of the Company's named executive officers in the last fiscal year.

AGGREGATED OPTION EXERCISES AND YEAR END OPTION VALUES

     The following table sets forth information as to options exercised during the fiscal year ended January 1, 2000, and unexercised options held at the end of such fiscal year, by the individuals listed in the Summary Compensation Table.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                                             VALUE OF UNEXERCISED
                                                 NUMBER OF SHARES UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS
                                                       OPTIONS AT JANUARY 1, 2000         AT JANUARY 1, 2000 ($)(1)
                                                 ---------------------------------------  --------------------------
                            SHARES
                          ACQUIRED ON   VALUE
NAME                       EXERCISE    REALIZED     EXERCISABLE         UNEXERCISABLE     EXERCISABLE  UNEXERCISABLE
------------------------  -----------  --------  ------------------  -------------------  -----------  -------------
Steven L. Bock                --          --          470,226                   --         $1,223,159        --
Thomas K. McCain (2)          --          --           10,000               40,000                 --        --

(1) Value is based on the closing sale price of $4.25 per share of the Common Stock as of December 31, 1999 (the last trading date during fiscal year
     1999) minus the exercise price.

(2) Mr. McCain commenced employment with the Company on June 21, 1999 as the Senior Vice President and Chief Financial Officer. Represents shares underlying options granted under the Plan in June 1999 at an exercise price of $6.50 per share, which become exercisable over a five-year period.


INFORMATION AS TO EXECUTIVE OFFICERS

     STEVEN L. BOCK, has been Chairman of the Board and Chief Executive Officer of the Company (or its predecessor company) since December 1990 and has been President of the Company since August 1998. Mr. Bock has been a director of the Juvenile Diabetes Foundation, Bay State Chapter, since January 1998 and also a member of the Board of Overseers of the Boston Children's Museum since September 1999. Mr. Bock is also a member of the Young Presidents Organization. He graduated (summa cum laude) with a BA degree from SUNY at Albany and received his JD degree (cum laude) from Harvard Law School.

     THOMAS K. MCCAIN, has been Senior Vice President and Chief Financial Officer of the Company since June 1999. From October 1998 to June 1999, Mr. McCain was Senior Vice President of Finance and Chief Financial Officer of Paul Harris Stores, Inc. Prior to October 1998, Mr. McCain was employed by Edison Brothers Stores, Inc., for more than five years, as Vice President and Controller, Vice President of Tax and Financial Reporting, Vice President of Tax and Treasury, Vice President of Tax and Assistant Treasurer prior to May 1996. He graduated with a BS degree from Southeast Missouri State University and received his MBA degree from the John M. Olin School of Business at Washington University in St. Louis.


EXECUTIVE EMPLOYMENT AGREEMENTS

     The Company has entered the fourth year of an employment agreement with Steven L. Bock, pursuant to which Mr. Bock has served as the Chairman of the Board, President and Chief Executive Officer of the Company. Under that employment agreement, Mr. Bock was to receive an annual salary of $310,000 in 1999. Mr. Bock was also eligible for a performance bonus ranging between 0% to 100% of his annual salary, based upon the Company's performance as compared against the annual plan approved by the Board. Upon executing this agreement in 1996, Mr. Bock was granted options to purchase 75,000 shares at the initial public offering price of $6.50 per share, and options to purchase 75,000 shares at a price of $5.33 per share. Options to purchase 15,000 shares under each of these grants were to vest and become exercisable each year for five years, subject to accelerated vesting under certain circumstances. Mr. Bock received an additional grant of 10,000 options on January 2, 1998 at a price of $6.50 per share. The Company currently maintains a $4 million key-person life insurance policy on Mr. Bock.

     Under the terms of his employment agreement, the Company may terminate Mr. Bock's employment: (i) upon his death or permanent disability; (ii) if he engages in conduct that constitutes "cause"; (iii) if the Company fails to meet certain financial targets; or (iv) upon a change of control. Mr. Bock may terminate his agreement if there is a material reduction of his responsibilities or a material breach of the agreement by the Company. Under the original terms of the Mr. Bock's employment agreement, either party may cause this agreement to expire at the end of any year ending on or after December 31, 1999 by giving notice at least six months ahead of time. In the event Mr. Bock's employment is terminated for any reason other than "cause" or death, Mr. Bock will receive a severance payment of from one year to two years of base salary. Mr. Bock's employment agreement contains non-competition restrictions effective during the term of employment and for a period of two years thereafter. For the term of his employment agreement, and for any period thereafter during which the Company is obligated to pay severance, the Company must provide $1 million of life insurance for the benefit of Mr. Bock. In the event the Company fails to maintain such insurance, upon the death of Mr. Bock, the Company must pay such officer's estate a death benefit of $1 million.

     Under the first amendment to the Mr. Bock's employment agreement, dated June 24, 1999, if Mr. Bock wished to terminate his employment on December 31, 1999, the period to which Mr. Bock may give notice of such expiration to the Company was extended until July 31, 1999.

     On August 2, 1999, the Company announced that Mr. Bock had decided to resign from his positions effective at the end of the term of his employment agreement on December 31, 1999. At the time of the resignation, the Company initiated a search for another CEO. Coincident with the execution of the GAI Merger Agreement (see "Certain Transactions" below), the Company entered into a second amendment to his employment agreement, dated December 2, 1999, wherein Mr. Bock agreed to remain with the Company until the earlier of June 30, 2000, or the closing of the GAI Merger Agreement, if such closing occurred before June 30, 2000. Under the terms of the employment agreement, as amended, Mr. Bock's annual salary was increased to $325,000, effective as of October 24,1999, and Mr. Bock was paid a severance payment of $325,000 on January 3, 2000. Under the terms of the employment agreement, as amended, Mr. Bock is entitled to receive his normal compensation until June 30, 2000, and a bonus of $175,000, $75,000 of which was paid on January 3, 2000, $50,000 of which was paid on or about March 14, 2000, and $50,000 of which was paid on or about April 5, 2000. Under the terms of the employment agreement, as amended, all options granted to Mr. Bock automatically vested on December 31, 1999, all restrictions against exercising such options (except as may be required by law) set forth in his employment agreement lapsed as of December 2, 1999 and all such options remain fully exercisable in accordance with their respective terms, without regard to any provision in his employment agreement which would otherwise shorten any such term.

                        COMPENSATION COMMITTEE REPORT ON
                         EXECUTIVE OFFICER COMPENSATION


COMPENSATION PHILOSOPHY AND OBJECTIVES

     The Company's executive officer compensation consists of three primary components: base salary, annual bonuses and grants of stock options. Each component is intended to further the Company's overall compensation philosophy, and to achieve the compensation objectives of the Company. The Company's compensation philosophy is that executive compensation should reflect the value created and protected for shareholders, while furthering the Company's short and long-term strategic goals and values by aligning compensation with business objectives and individual performance. Short and long-term compensation should motivate and reward high levels of performance and is geared to attract and retain qualified executive officers.

     The Company's executive officer compensation program is based on the following principles and objectives:

     *   Competitive, Fair and Balanced Compensation

     The Company is committed to providing an executive officer compensation program that helps attract and retain highly qualified executive officers.
  The Company seeks to achieve a balance between compensation paid to a particular individual and compensation paid to other executive officers inside the Company, and strives to achieve a balance between the fixed and variable components, and between the short and long-term components, of each executive officer's compensation.

     *   Performance

     Other than the Bonus Plan (as defined below), the Company has no specific performance criteria. Generally, however, executive officers are rewarded based upon both corporate and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met. Individual performance is evaluated by reviewing the achievement of specified individual objectives and the degree to which the executive officer contributed to the overall success of the Company and management team.


COMPENSATION FOR FISCAL 1999

     Salary

     As described above, the Compensation Committee sets the base salary for executive officers after reviewing the Chief Executive Officer's recommendations and evaluations of performance, compensation for competitive positions in the market and the historical compensation levels of the executive officers. The annual base salary for Mr. Bock is set pursuant to the terms and conditions of his Employment Agreement.

     Bonus

     For fiscal 1999, the Company's executive officers were eligible to receive bonuses pursuant to the terms of the Specialty Catalog Corp. Bonus Plan (the "Plan") which was approved by the Compensation Committee in fiscal year 1996. Under the terms of the Plan, executive officer bonuses are paid from a bonus pool which is funded based upon a formula tied to the Company's consolidated earnings before interest, tax, depreciation and amortization ("EBITDA") for the year. The executive officers did not earn a bonus in 1999 under the Plan.

     Stock Option Grants

     The Compensation Committee believes that stock options, granted from time to time throughout the year, are an excellent vehicle for compensating employees. Because the option exercise price for the employee is generally the fair market value of the stock on the date of grant, employees recognize a gain only if the value of the stock increases. Thus, employees with stock options are rewarded for their efforts to improve the long-term performance of the Company's stock. The size of stock option grants is generally intended by the Compensation Committee to reflect the executive officer's position with the Company and his other contributions to the Company, while at the same time considering his other prior equity holdings in the Company and the stock option awards made to other executive officers of the Company. The Company, however, has no specific targets for percentage ownership for directors or executive officers. Grants to executive officers under the stock option program typically involve a five-year vesting period (subject to accelerated vesting upon a change in control of the Company) to encourage key employees to continue in the employ of the Company. There were no stock options granted in 1999 other than to employees who joined the Company during the year.

     Compensation of Chief Executive Officer

     Consistent with the executive compensation policies described above, Mr. Bock received a base salary of $303,000 for fiscal 1999.

     Under the terms of Mr. Bock's employment agreement, the Company provides Mr. Bock with $1 million of life insurance for the benefit of Mr. Bock.

     Compliance with Internal Revenue Code Section 162(m)

     The Committee has reviewed the potential consequences for the Company of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which imposes a limit on tax deductions for annual compensation in excess of $1 million for certain executives of public companies. The Company believes that options granted under the Plan are exempt from the limitation, and other compensation expected to be paid during fiscal year 2000 is below this compensation limitation.

     Conclusion

     The Compensation Committee believes that the total fiscal year 1999 compensation of the Chief Executive Officer and each of the other named officers, as described above, is fair, and is within the range of compensation for executive officers in similar positions.

                                    Compensation Committee

                                    /s/ David Cicurel
                                    ----------------------
                                    David Cicurel

                                    /s/ Martin E. Franklin
                                    ----------------------
                                    Martin E. Franklin

                                    /s/ Samuel L. Katz
                                    ----------------------
                                    Samuel L. Katz

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following Graph compares the performance of the Company's Common Stock to the Nasdaq National Market (U.S.) Index and the Small Cap Catalog Index since October 17, 1996, the first day on which the Company's Common Stock was publicly traded. The graph assumes that the value of an investment in the Company's Common Stock and each index was $100 at October 17, 1996.



                    [SHAREHOLDER RETURN PERFORMANCE GRAPH]

                                            10/17/96          12/28/96          01/03/98           01/02/99           01/01/00
                                           ---------         ---------         ---------          ---------          ---------
Specialty Catalog Corp.                      $  100            $  106            $  100             $   60             $   65
S&P 500                                      $  100            $  100            $  138             $  174             $  208
Small Cap Catalog Index (1)                  $  100            $   94            $  184             $  146             $  160

(1) The Small Cap Catalog Index consists of five catalog companies similar to Specialty Catalog Corp. in market capitalization and sales. Each of the market capitalization and net revenues of these five catalog companies was less than $100 million at the inception of this index. The companies included in this index are: Concepts Direct, Initio, Inc., The Jill Group Inc., Real Goods Trading Corp., and The Right Start, Inc.

                              CERTAIN TRANSACTIONS

SALE OF COMMON STOCK TO GOLUB ASSOCIATES, INC.

     On December 3, 1999, the Company and Golub Associates, Inc. ("GAI") jointly announced the execution of a non-binding letter of intent pursuant to which GAI would lead a transaction to acquire all of the outstanding common stock of Specialty Catalog Corp. for a cash purchase price of $5.00 per share. This transaction was subject to various contingencies. On January 19, 2000, a merger agreement was entered into which provided for a cash merger in which the holders of common stock of the Company immediately prior to the effective date of the merger would have received $5.00 per share of the Company's common stock. The merger agreement was subject to the satisfaction of a number of closing conditions. On March 9, 2000, the Company announced that the Company and GAI and its affiliates had mutually terminated the merger agreement because, even though financing had been arranged, certain other closing conditions could not be satisfied in a timely manner.

RESIGNATION OF CHIEF EXECUTIVE OFFICER

     On August 2, 1999, the Company announced that Steven L. Bock, chairman, president and CEO of the Company, had decided to resign from those positions effective at the end of the term of his employment agreement on December 31, 1999. At the time of the resignation, the Company initiated a search for another CEO. Coincident with the execution of the GAI merger agreement, the Company and Mr. Bock entered into an amendment to his employment agreement wherein Mr. Bock agreed to remain with the Company until the earlier of June 30, 2000, or the closing of the GAI merger agreement. Under the terms of the employment agreement, as amended, Mr. Bock was paid a severance payment of $325,000 on January 3, 2000. Under the terms of the agreement and the amendment to the employment agreement, Mr. Bock is entitled to receive his normal compensation until June 30, 2000, and a bonus of $175,000, $75,000 of which was paid on January 3, 2000, $50,000 of which was paid on or about March 14, 2000, and $50,000 of which was paid on or about April 5, 2000. These bonus payments will be charged to operating expenses in 2000. See "Executive Employment Agreements" for a discussion of Mr. Bock's employment agreement and amendments thereto.

NOTE RECEIVABLE

     On June 21, 1999, the Company made an interest free loan to Thomas McCain, the Company's Senior Vice President and Chief Financial Officer, in the aggregate amount of $172,000 related to relocation costs and moving expenses. The Company will forgive the loan on the third anniversary of his start date with the Company. If Mr. McCain leaves the Company prior to the end of such three-year period, or if his employment is terminated for cause prior to the end of such three-year period, then he must repay the loan in full upon such termination of employment with the Company.


                                   PROPOSAL 2

                   ADOPTION OF THE 2000 STOCK INCENTIVE PLAN

     The 2000 Stock Incentive Plan of the Company (the "2000 Plan") was adopted by the Board of Directors on April 11, 2000 and will become effective on June 22, 2000, subject to approval by the shareholders at the Meeting (the date of such approval, the "Effective Date"). The (No.1) Schedule to the 2000 Plan will not become effective until the formal approval of the U.K. Inland Revenue has been received. The purpose of the 2000 Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentives to employees, officers, directors, consultants, independent contractors and advisors to promote the growth and success of the Company's business. Plans such as the 2000 Plan have become particularly important for the Company to be able to continue to retain and attract key management and directors because of the competitive nature of the market in which the Company operates.

     As of April 20, 2000, there are 431,749 shares remaining under the 1996 Stock Incentive Plan, as amended (the "1996 Plan") which are available for grant. As a result, the Board of Directors has adopted resolutions authorizing the establishment of the 2000 Plan. Options granted under the 1996 Plan before their termination will remain outstanding according to their terms, but no further options will be granted under the 1996 Plan after the Effective Date.

     The following summary of the 2000 Plan is qualified in its entirety by reference to the text of the 2000 Plan as set forth on Appendix A hereto.


SUMMARY OF THE 2000 STOCK INCENTIVE PLAN

     ADMINISTRATION AND ELIGIBILITY. The 2000 Plan authorizes the issuance of up to 750,000 shares of Common Stock upon the exercise of stock options or in connection with the issuance of restricted stock and stock bonuses. The 2000 Plan authorizes the granting of stock options, restricted stock and stock bonuses to employees, officers, directors and consultants, independent contractors and advisors of the Company and its subsidiaries provided such consultants, independent contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. The 2000 Plan provides for its administration by either a committee of two or more outside directors or the Board of Directors (the "Administrator"). In general, the Administrator, in its sole discretion, determines which eligible employees, officers, directors, consultants, independent contractors and advisors of the Company and its subsidiaries may participate in the 2000 Plan and the type, extent and terms of the equity-based awards to be granted to them.

     The 2000 Plan provides for the grant of both incentive stock options ("ISOs") that qualify under Section 422 of the Code, and non-qualified stock options ("NQSOs"). ISOs may be granted only to employees of the Company or of a parent or subsidiary of the Company. NQSOs (and all other awards other than ISOs) may be granted to employees, officers, directors and consultants, independent contractors and advisors that render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. The exercise price of ISOs must be at least equal to the fair market value of the Company's Common Stock on the date of grant. The exercise price of ISOs granted to 10% stockholders must be at least equal to 110% of that value. The exercise price of NQSOs must be at least equal to 85% of the fair market value of the Company's Common Stock on the date of grant. The maximum term of options granted under the 2000 Plan is ten years. Awards granted under the 2000 Plan may not be transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised during the lifetime of the optionee only by the optionee (unless otherwise determined by the Administrator or set forth in an award agreement). Options granted under the 2000 Plan generally expire three months after the termination of the optionee's service to the Company or a parent or subsidiary of the Company, except in the case of death or disability, in which case the options generally may be exercised up to 12 months following the date of death or termination of service. Options will generally terminate immediately upon termination for cause. In the event of the Company's dissolution or liquidation or a "change in control" transaction, outstanding awards may be assumed or substituted by the successor corporation (if any). In the discretion of the Administrator the vesting of such awards may accelerate upon such transaction.

     RESTRICTED STOCK. The Administrator may make grants of restricted stock for cash or other consideration, as the Administrator determines. The number of shares of Common Stock granted to each grantee will be determined by the Administrator. Grants of restricted stock will be made subject to such restrictions and conditions as the Administrator may determine in its sole discretion, including periods of restriction on transferability during which time the grant may be required to be deposited with an escrow agent, if the Administrator so determines.

     STOCK BONUSES. A stock bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any subsidiary of the Company for past or future services. Stock bonuses and the criteria they are based upon will be determined by the Administrator.

     AMENDMENT. The Board has the right to amend, suspend or terminate the 2000 Plan at any time, provided, however, that no amendment or change in the 2000 Plan that requires stockholder approval will be effective without such approval.

     U.K. EMPLOYEES. The 2000 Plan incorporates a schedule (the "(No.1) Schedule") which sets forth certain alterations to the 2000 Plan and conditions for the grant of certain options to the employees of the Company's United Kingdom subsidiaries ("U.K. Employees") in compliance with U.K. Inland Revenue rules and regulations which treat such options, for U.K. tax purposes, in a manner similar to incentive stock options granted to U.S. employees under the 2000 Plan. The (No.1) Schedule provides for certain differences in the terms and conditions of the 2000 Plan applicable to the U.K. Employees principally including, but not limited to, the following: (a) the (No.1) Schedule to the 2000 Plan must be approved by the U.K. Inland Revenue; (b) there can be no contractual agreement, condition or restriction on the resale of shares purchased upon the exercise of an option except as required to comply with applicable laws, including

U.S. securities laws; (c) no options can be granted to a U.K. director unless the director regularly works at least twenty-five (25) hours per week for the Company or its subsidiaries; (d) the maximum value of all options held by an individual under the (No.1) Schedule cannot exceed (Pounds)30,000; (e) the price of the options cannot be less than the fair market value of the Common Stock on the date of grant and must be payable in cash in full upon exercise of the option; (f) the date upon which the options may be exercised must be fixed at the date of grant and may not be subsequently changed by the Option Committee or the Board of Directors but must be exercised within ten (10) years of the grant;
(g) options may not be granted in tandem with stock appreciation rights or other rights; and (h) amendments to the terms of the (No.1) Schedule do not take effect until the approval of the U.K. Inland Revenue has been received. The Board of Directors reserves the right to make such other changes to the (No.1) Schedule as may be required or requested by the U.K. Inland Revenue. A second schedule to the 2000 Plan (the "(No.2) Schedule") provides for the grant of options (above the (Pounds)30,000 U.K. Inland Revenue approved limit) on similar terms to the (No.1) Schedule, but without the need to comply with certain U.K. Inland Revenue rules and restrictions.

THE FOLLOWING DISCUSSION CONCERNING CERTAIN TAX CONSEQUENCES OF THE 2000 PLAN DOES NOT ADDRESS ANY TAX EFFECTS ON THE U.K. EMPLOYEES OR THE EMPLOYEES OF ANY OTHER FOREIGN AFFILIATE OF THE COMPANY.

     CERTAIN TAX CONSEQUENCES. No taxable income is realized by an optionee upon the grant or exercise of an ISO. If Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (i) upon sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the Company for U.S. income tax purposes. If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (ii) the Company will be entitled to deduct such amount for U.S. income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the Common Stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by the Company. Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as the exercise of a non-ISO.
For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a non-ISO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.

     With respect to non-ISOs: (i) no income is realized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the Company is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. Individuals subject to Section 16(b) of the Exchange Act will recognize ordinary income at the time of exercise of a non-ISO as noted above, provided at least six months have elapsed from the date of grant to the date of exercise. In the event that less than six months have elapsed, such individual will recognize ordinary income at the time such six month period elapses in an amount equal to the excess of the fair market value of the shares on such date over the exercise price.

     The granting of an award of restricted stock does not result in taxable income to the recipient unless the recipient elects to report the award as taxable income under Section 83(b) of the Code. Absent such an election, the value of the award is considered taxable income once it is vested and distributed. Dividends are paid concurrent with, and in an amount equal to, ordinary dividends and are taxable as paid. If a Section 83(b) election is made, the recipient recognizes ordinary income in the amount of the total value on the date of grant and the Company receives a corresponding tax deduction. Any gain or loss subsequently experienced will be a capital gain or loss to the recipient and the Company does not receive an additional tax deduction.

     Optionees are strongly advised to consult with their individual tax advisers to determine their personal tax consequences resulting from the grant and/or exercise of options or the issuance and sale of restricted stock under the 2000 Plan.

     NEW PLAN BENEFITS. The grant of options under the 2000 Plan is within the discretion of the Administrator. The Company cannot forecast the extent of option grants that will be made in the future. Information with respect to compensation paid and other benefits, including options, granted in respect of the 1999 fiscal year to the Chief Executive Officer and the other Named Executive Officers is set forth above. During 1999, no stock options were awarded to the Company's Chief Executive Officer; 50,000 stock options were granted to the Company's other Named Executive Officer. In 1999, no stock options under the Company's 1996 Plan were granted to the current executive officers as a group and 129,000 stock options were granted to 14 employees and consultants, including all current officers who are not executive officers. In 1999, 2,500 stock options were granted to one Director who was not an employee of the Company. In 1999, stock options have been granted at an exercise of $6.50 per share. The closing price of the Common Stock as traded on The NASDAQ Stock Market on April 19, 2000 was $2.63.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION AND APPROVAL OF THE ADOPTION OF THE 2000 PLAN.


                                   PROPOSAL 3

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

     The firm of Deloitte & Touche LLP has audited the financial statements of the Company for the fiscal year ended January 1, 2000. The Board of Directors desires to continue the services of Deloitte & Touche LLP for the current fiscal year ending December 30, 2000. Accordingly, the Board of Directors will recommend to the Meeting that the stockholders ratify the appointment by the Board of Directors of the firm of Deloitte & Touche LLP to audit the financial statements of the Company for the current fiscal year. Deloitte & Touche LLP has acted as the Company's independent auditors since the 1989 fiscal year. Representatives of that firm, expected to be present at the Meeting, shall have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. In the event the shareholders do not ratify the appointment of Deloitte & Touche LLP, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.


                                 OTHER MATTERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors and certain of its officers and persons holding more than ten percent of the Company's Common Stock are required to report their ownership of the Common Stock and any changes in such ownership to the Securities and Exchange Commission and the Company. Based on the Company's review of copies of such reports, no untimely reports were made during the fiscal year ended January 1, 2000.


ANNUAL REPORT

     A copy of the Company's 1999 Annual Report to Shareholders accompanies this Proxy Statement. Any Shareholder who has not received a copy of the 1999 Annual Report to Shareholders and wishes to do so should contact the Company's Corporate Secretary by mail at Specialty Catalog Corp., 21 Bristol Drive, South Easton, Massachusetts 02375, Attn: Corporate Secretary.

DEADLINE FOR SHAREHOLDER PROPOSALS

     Any proposal of a Shareholder intended to be presented at the annual meeting of shareholders to be held in 2001 must be received by the Company no later than January 26, 2001 to be considered for inclusion in the Proxy Statement and form of proxy for the 2001 annual meeting. Proposals must comply with Rule 14a-8 and other applicable rules promulgated by the Commission pursuant to the Exchange Act. Delivery of such proposals should be by Certified Mail, Return Receipt Requested.


OTHER MATTERS

     The Board of Directors does not know of any other matters that may be presented at the Meeting, except for routine matters. If other business does properly come before the Meeting, however, the persons named on the accompanying proxy intend to vote on such matters in accordance with their best judgment.


                                             By order of the Board of Directors,


                                             /s/ Thomas McCain
                                             -----------------
                                             Thomas McCain
                                             Secretary

                                                                      APPENDIX A


                            SPECIALTY CATALOG CORP.

                           2000 STOCK INCENTIVE PLAN

          1.   PURPOSE.  The purpose of the Specialty Catalog Corp. 2000 Stock
               -------
Incentive Plan (the "Plan") is to provide a means through which the Company and its Subsidiaries and Affiliates may attract able persons to enter and remain in the employ of the Company and its Subsidiaries and Affiliates and to provide a means whereby eligible persons can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and Affiliates and promoting an identity of interest between stockholders and these eligible persons.

          So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards and Stock Bonuses, or any combination of the foregoing. Capitalized terms not defined in the text are defined in Section 24.

          2.   SHARES SUBJECT TO THE PLAN.  Subject to Section 18, the total
               --------------------------
number of Shares reserved and available for grant and issuance pursuant to this Plan will be 750,000 Shares. Shares that have been (a) reserved for issuance under Options which have expired or otherwise terminated without issuance of the underlying Shares, (b) reserved for issuance or issued under an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price, or (c) reserved for issuance or issued under an Award that otherwise terminates without Shares being issued, shall be available for issuance. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

          3.   ELIGIBILITY.  ISOs (as defined in Section 5 below) may be granted
               -----------
only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Affiliate or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

          4.   ADMINISTRATION.
               --------------

               4.1  Committee Authority.  This Plan will be administered by the
                    -------------------
Committee or by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

               a. select persons to receive Awards;

               b. determine the nature, extent, form and terms of Awards and the number of Shares or other consideration subject to Awards;

               c. determine the vesting, exercisability and payment of Awards;

               d. correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

               e. determine whether Awards will be granted singly, in
                  combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

               f. prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

               g. construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

               h. grant waivers of Plan or Award conditions;

               i. determine whether an Award has been earned; and

               j. make all other determinations necessary or advisable for the administration of this Plan.

          The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

               4.2  Committee Discretion.  Any determination made by the
                    --------------------
Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.


          5.   OPTIONS.  The Committee may grant Options to eligible persons and
               -------
will determine whether such Options will be intended to be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

               5.1  Form of Option Grant.  Each Option granted under this Plan
                    --------------------
will be evidenced by an Award Agreement ("Stock Option Agreement"), which will expressly identify the Option as an ISO or a NQSO, and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

               5.2  Exercise Period.  Options may be exercisable within the
                    ---------------
times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

               5.3  Exercise Price.  The Exercise Price of an Option will be
                    --------------
determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:
(i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

               5.4  Date of Grant.  The date of grant of an Option will be the
                    -------------
date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

               5.5  Method of Exercise.  Options may be exercised only by
                    ------------------
delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

               5.6  Termination.  Notwithstanding the exercise periods set forth
                    -----------
in the Stock Option Agreement, exercise of an Option will always be subject to the following:

               a. If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be a
                  NQSO), but in any event, no later than the expiration date of the Options.

               b. If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve
                  (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be a NQSO), but in any event no later than the expiration date of the Options.

               c. Notwithstanding the provisions in paragraph 5.6(a) above, if a
                  Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

               d. If the Participant is not an employee or a director, the Award
                  Agreement shall specify treatment of the Award upon Termination.

               5.7  Limitations on ISO.  The aggregate Fair Market Value
                    ------------------
(determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOS. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

               5.8  Modification, Extension or Renewal.  The Committee may
                    ----------------------------------
modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with
Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.3 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

               5.9  Limitations on Exercise.  The Committee may specify a
                    -----------------------
reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

               5.10 No Disqualification.  Notwithstanding any other provision in
                    -------------------
this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

          6.   RESTRICTED STOCK.  A Restricted Stock Award is an offer by the
               ----------------
Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

               6.1  Form of Restricted Stock Award.  All purchases under a
                    ------------------------------
Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

               6.2  Purchase Price.  The Purchase Price of Shares sold pursuant
                    --------------
to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

               6.3  Terms of Restricted Stock Awards.  Restricted Stock Awards
                    --------------------------------
shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

               6.4  Stock Restrictions. Each certificate representing Restricted
                    ------------------
Stock awarded under the Plan shall bear the following legend until the lapse of all restrictions with respect to such Stock:

          "Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of a Restricted Stock Agreement, dated as of _______, between Specialty Catalog Corp. and ____________. A copy of such Agreement is on file at the Principal executive offices of the Company."

          Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legended securities.

               6.5  Termination During Performance Period.  If a Participant is
                    -------------------------------------
Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

          7.   STOCK BONUSES.
               -------------

               7.1  Awards of Stock Bonuses. A Stock Bonus is an award of Shares
                    -----------------------
(which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

               7.2  Terms of Stock Bonuses.  The Committee will determine the
                    ----------------------
number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

          7.3  Form of Payment.  The earned portion of a Stock Bonus may be
               ---------------
paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

          8.   PAYMENT FOR SHARE PURCHASES.
               ----------------------------

               8.1  Payment.  Payment for Shares purchased pursuant to this Plan
                    -------
may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

               a. by cancellation of indebtedness of the Company to the Participant;

               b. by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

               c. by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

               d. by waiver of compensation due or accrued to the Participant for services rendered;

               e. with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                    (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                    (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

               f. by any combination of the foregoing.

               8.2  Loan Guarantees.  The Committee may help the Participant
                    ---------------
pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

          9.   WITHHOLDING TAXES.
               -----------------

               9.1  Withholding Generally.  Whenever Shares are to be issued in
                    ---------------------
satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

               9.2  Stock Withholding.  When, under applicable tax laws, a
                    -----------------
Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

          10.  PRIVILEGES OF STOCK OWNERSHIP.  No Participant will have any of
               -----------------------------
the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

          11.  TRANSFERABILITY.  Awards granted under this Plan, and any
               ---------------
interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee or set forth in the Award Agreement with respect to Awards that are not ISOs. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

          12.  RESTRICTIONS ON SHARES.  At the discretion of the Committee,
               ----------------------
the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

          13.  CERTIFICATES.  All certificates for Shares or other securities
               ------------
delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

          14.  ESCROW; PLEDGE OF SHARES.  To enforce any restrictions on a
               ------------------------
Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.


          15.  EXCHANGE AND BUYOUT OF AWARDS.  The Committee may, at any time
               -----------------------------
or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.


          16.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  An Award will
               ----------------------------------------------
not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to:
(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

          17.  NO OBLIGATION TO EMPLOY.  Nothing in this Plan or any Award
               -----------------------
granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.


          18.  CORPORATE TRANSACTIONS.
               ----------------------

               18.1 Assumption or Replacement of Awards by Successor.  In the
                    ------------------------------------------------
event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards will expire on such transaction at such time and on such conditions as the Committee will determine. Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 18 or otherwise. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

               18.2 Other Treatment of Awards.  Subject to any greater rights
                    -------------------------
granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

               18.3 Assumption of Awards by the Company.  The Company, from time
                    -----------------------------------
to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

               18.4 Adjustment of Shares.  In the event that the number of
                    --------------------
outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

          19.  ADOPTION AND STOCKHOLDER APPROVAL.  This Plan will become
               ---------------------------------
effective on the date that this Plan is approved by the stockholders of the Company, consistent with applicable laws (the "Effective Date").


          20.  TERM OF PLAN.  Unless earlier terminated as provided herein,
               ------------
this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval.

          21.  AMENDMENT OR TERMINATION OF PLAN.  The Board may at any time
               --------------------------------
terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

          22.  EFFECT OF SECTION 162(M) OF THE CODE.  The Plan, and all Awards
               ------------------------------------
issued thereunder, are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year. The exemption is based on Treasury Regulation Section 1.162-27(f) as in effect on the effective date of the Plan, with the understanding that such regulation generally exempts from the application of Section 162(m) of the Code compensation paid pursuant to a plan that existed before a company becomes publicly held. The Committee may, without stockholder approval (unless otherwise required to comply with Rule 16b-3 under the Exchange Act), amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company's Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Committee determines as of the Date of Grant of an Award that
(i) the Award is intended to comply with Section 162(m) of the Code and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under
Section 162(m) of the Code has been obtained.

          23.  GENERAL.
               -------

               23.1 Additional Provisions of an Award. Awards under the Plan
                    ---------------------------------
also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award Agreement.

               23.2 Claim to Awards and Employment Rights. Unless otherwise
                    -------------------------------------
expressly agreed in writing by the Company, no employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company, a Subsidiary or an Affiliate.

               23.3 Designation and Change of Beneficiary. Each Participant
                    -------------------------------------
shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award of Restricted Stock, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

               23.4 Payments to Persons Other Than Participants. If the
                    -------------------------------------------
Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or is otherwise legally incompetent or incapacitated or has died, then any payment due to such person or such person's estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to such person's spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

               23.5 No Liability of Committee Members.  No member of the
                    ---------------------------------
Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board
                                --------  -------
shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

               23.6 Governing law. The Plan and all agreements hereunder
                    -------------
shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

               23.7 Funding.  No provision of the Plan shall require the
                    -------
Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

               23.8 Reliance on Reports. Each member of the Committee and
                    -------------------
each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

               23.9 Relationship to Other Benefits. No payment under the
                    ------------------------------
Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

               23.10 Expenses. The expenses of administering the Plan shall
                     --------
be borne by the Company and its Subsidiaries and Affiliates.

               23.11 Pronouns. Masculine pronouns and other words of
                     --------
masculine gender shall refer to both men and women.

               23.12 Titles and Headings. The titles and headings of the
                     -------------------
sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

               23.13 Termination of Employment. For all purposes herein, a
                     -------------------------
person who transfers from employment or service with the Company to employment or service with a Subsidiary or Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company, a Subsidiary or Affiliate.


               23.14 Nonexclusivity of The Plan.  Neither the adoption of
                     --------------------------
this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

          24.  DEFINITIONS.  As used in this Plan, the following terms will
               -----------
have the following meanings:

          "Affiliate" means any affiliate of the Company within the meaning of 17 CFR (S) 230.405.

          "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

          "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

          "Board" means the Board of Directors of the Company.

          "Cause" means the Company, a Subsidiary or Affiliate having cause to terminate a Participant's employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a Subsidiary or Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company, a Subsidiary or Affiliate or (iii) the Participant having been convicted of a felony.

          "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

          "Committee" means the Stock Option Committee or such other committee appointed by the Board consisting of two or more Outside Directors or the Board.

          "Company" means Specialty Catalog Corp. or any successor corporation.

          "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

          "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

               a. if such Common Stock is then quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal;

               b. if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

               c. if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

               d. if none of the foregoing is applicable, by the Committee in good faith.

          "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
          Section 16 of the Exchange Act.

          "NQSOS" has the meaning set forth in Section 5.

          "Option" means an award of an option to purchase Shares pursuant to
          Section 5.

          "Outside Director" means a person who is (i) a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

          "Parent" means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities ending with the Company if each of such corporations and other legal entities other than the Company owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, equity securities or other equity interests in one of the other corporations or other entities in such chain.

          "Participant" means a person who receives an Award under this Plan.

          "Performance Factors" means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

               a.   Net revenue and/or net revenue growth;

               b. Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

               c.   Operating income and/or operating income growth;

               d.   Net income and/or net income growth;

               e.   Earnings per share and/or earnings per share growth;

               f. Total stockholder return and/or total stockholder return growth;

               g.   Return on equity;

               h.   Operating cash flow return on income;

               i.   Adjusted operating cash flow return on income;

               j.   Economic value added; and

               k.   Individual confidential business objectives.

          "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

          "Plan" means this Specialty Catalog Corp. 2000 Stock Incentive Plan, as amended from time to time.

          "Restricted Stock Award" means an award of Shares pursuant to Section
          6.

          "SEC" means the Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

          "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

          "Subsidiary" means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities beginning with the Company if each of the corporations and entities other than the last corporation or entity in the unbroken chain owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, other equity securities or other equity interests in one of the other corporations or entities in such chain.

          "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

          "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

          "Vested Shares" means "Vested Shares" as defined in the Award
          Agreement.

          As adopted by the Board of Directors of Specialty Catalog Corp. as of April 11, 2000.

                   (NO. 1) SCHEDULE (INLAND REVENUE APPROVED)
                                       TO
               SPECIALTY CATALOG CORP. 2000 STOCK INCENTIVE PLAN

                       INLAND REVENUE REFERENCE: [______]
                                 APPROVED BY THE INLAND REVENUE ON [_________]

ALTERATIONS AND AMENDMENTS TO THE PLAN IN RESPECT OF ITS OPERATION IN RELATION TO UNITED KINGDOM EMPLOYEES


1. In this Schedule, "Plan" refers to the SPECIALTY CATALOG CORP. 2000 Stock Incentive Plan and words and expressions defined therein shall have the same meaning when used in this Schedule. The provisions of the Plan relating to Non-Qualified Stock Options shall apply to the provisions of this Schedule except where expressly varied herein. References to Sections in this Schedule are to Sections of the Plan.

2. It is intended that Non-Qualified Stock Options ("Options") granted by the Company pursuant to this Schedule to persons ("UK Participants) employed by the Company and/or its subsidiary corporations in the UK who are subject to UK Income Tax in respect of such employment will be granted pursuant to an approved share option scheme within the provisions of Section 185 of and
     Schedule 9 to the United Kingdom Income and Corporation Taxes Act 1988 ("ICTA 1988").

3. Only Options may be granted pursuant to this Schedule and not any other form of incentive. An Option granted under this Schedule shall not be granted to an individual in conjunction with any other form of Award under the Plan.

4. Section 25 (DEFINITIONS) shall be amended in relation to Options granted pursuant to this Schedule so that:-

     (i) "Share" means "shares of the Company's Common Stock which comply with the conditions of paragraphs 10-14 Schedule 9 ICTA 1988"; (ii) "Subsidiary" means "any company of which the Company has control"; and (iii) "Parent" means "any company which has control of the Company", in each case control shall have the meaning set out in Section 840 of ICTA 1988.

5. Options may only be granted pursuant to this Schedule to employees of the Company or Subsidiary of the Company who are not excluded by paragraph 8 of
     Schedule 9 ICTA 1988. No employee who is a director shall be eligible to participate in the Plan pursuant to this Schedule, unless required in that capacity to work for the Company and/or any Subsidiary for at least 25 hours per week excluding meal breaks.

6. The conditions attaching to an Option granted under this Schedule (including any shorter or later time for exercising Options following the termination of a Participant's employment provided that where a Participant's employment terminates by reason of his death his Options may be exercised no later than twelve months after the date of his death) shall be determined at the time of grant and may not be determined following the grant of an Option. Any performance condition which is imposed on any Option granted under this Schedule must be objective in nature. Such a condition may only be varied if events occur which cause the Committee to reasonably believe that the original condition is no longer a fair measure of performance. In such circumstances the Committee may waive the performance condition or may impose a different objective performance condition which, in the fair and reasonable opinion of the Committee, is no more difficult to meet than the original condition was considered to be when it was first set.

7. No Option may be granted pursuant to this Schedule to any UK Participant which would result in the aggregate Exercise Price of Shares comprised in outstanding Options granted to him or her under this Schedule together with the aggregate Exercise Price of shares in subsisting options granted to him or her under any share option scheme, (not being a savings-related share option scheme), approved under Schedule 9 ICTA 1988 and established by the Company or any associated company (within the meaning of Section 416 ICTA
     1988) exceeding 30,000 UK pounds sterling (converting, for this purpose, the Exercise Price into pounds sterling using the exchange rate applicable on the date of grant of such options) or such other amount as is from time to time specified in paragraph 28(1) of Schedule 9 ICTA 1988.

8. The Exercise Price for each Share under Option granted under this Schedule shall be determined by the Board of Directors or the Committee and be denominated in dollars, but shall not be less than the greater of:-

     (i) 100% of the Fair Market Value of a Share on the date of grant; and

     (ii) the par value of the Share.

9. The price for each Share which may be acquired under an Option granted pursuant to this Schedule shall be payable in cash (and no other form) in full on the exercise of the Option and the provisions of Section 8.1 which allow for payment in forms other than cash shall not apply to this Schedule.

10. Section 5.2 (EXERCISE PERIOD) shall not apply in relation to Options granted pursuant to this Schedule and the following provisions shall apply instead:-

     "An Option shall be exercisable at such times, in such amounts and during such periods as the Board of Directors or the Committee, as the case may be, shall determine at the date of the grant of such Option but shall not be exercisable in any event on or after the tenth anniversary of the date of grant."

11. No restriction may be imposed pursuant to section 5.5 on the Shares acquired under an Exercise Agreement other than such restrictions as may be required by the Company to comply with applicable securities laws.

12. Section 5.8 (MODIFICATION, EXTENSION OR RENEWAL) shall not apply to Options granted under this Schedule.

13. No Option granted under this Schedule may be exercised by any UK Participant at any time when he or she is precluded by paragraph 8 of
     Schedule 9 ICTA 1988 from participating in the Plan pursuant to this Schedule.

14. In Section 11 (TRANSFERABILITY) the words "or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not IS0s" and "unless otherwise determined by the Committee and set forth is the Award Agreement with respect to Awards that are not IS0s" will not apply to this Schedule.

15.  Section 12 (RESTRICTIONS ON SHARES) will not apply to this Schedule.

16.  Section 15 (EXCHANGE AND BUYOUT OF AWARDS) will not apply to this Schedule.

17. In Section 18.1 (ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR) the words "in the event of" to "such Awards will expire on such time and on such conditions as the Committee will determine" will be replaced in this Schedule by:-

     "18.1.1 If any company (hereafter "the Acquiring Company")

          (i) obtains control of the Company (as defined in Section 840 of ICTA
          1988) as a result of making:-

               (a) a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the Acquiring Company will have control of the Company; or

               (b) a general offer to acquire all the shares of the same class as the shares over which Options have been or may be granted; or

          (ii) obtains control of the Company in pursuance of a compromise or arrangement sanctioned by the court under section 425 of the UK Companies Act 1985 or (where relevant) legislation that the Inland Revenue agrees is the overseas equivalent thereof; or

          (iii) becomes bound or entitled to acquire Shares under section 428 to 430 of that Act or (where relevant) legislation that the Inland Revenue agrees is the overseas equivalent thereof.

          the Participant may by agreement with the Acquiring Company within the periods specified in paragraph 15(2) of Schedule 9 ICTA 1988 release (the "Release") his Options (the "Old Options") in consideration of the grant to him of equivalent rights over shares in the Acquiring Company or in another company within paragraph 10(b) or (c) of
          Schedule 9 ICTA 1988 ("New Options").

     18.1.2 The grant of New Options may only take place on the following conditions:-

          (i) the shares over which the New Options are granted (the "New Scheme Shares") comply with the provisions relating to scheme shares contained in paragraphs 10 to 14 inclusive of Schedule 9 ICTA 1988;

          (ii) the total market value, immediately before the Release, of the shares which were subject to the Old Options is equal to the total market value, immediately after the Release, of the New Scheme Shares in respect of which the New Options are granted to the Participant;

          (iii) the total amount payable by the Participant for the acquisition of New Scheme Shares on complete exercise of the New Options is equal to the total amount that would have been payable for the acquisition of shares on complete exercise of the Old Options; and

          (iv) the New Options are otherwise identical in terms to the Old Options.

     18.1.3 The New Options shall, for all the other purposes of this Scheme, be treated as having been acquired at the same time as the Old Options were or were treated as acquired and "Date of Grant" shall be construed accordingly.

     18.1.4 Where the Participant releases his Options under 18.1.1 above the New Options granted to him on that Release shall not lapse, nor shall the Participant be entitled to exercise the New Options early solely by virtue of the circumstances which entitled the Participant to effect the Release.

     18.1.5 Where any New Options are granted pursuant to 18.1.1 above, references to the Company shall, where applicable, be construed in relation to the New Options as references to the Acquiring Company or, as the case may be, to the other company to whose shares the New Options relate.

18. Section 18.4 (ADJUSTMENT OF SHARES) shall, in the case of any Option granted pursuant to this Schedule, be amended so that any adjustment made under that Article shall be subject to:

     (i) confirmation from the auditors of the Company that such adjustment is fair and reasonable;

     (ii) the prior approval of the Inland Revenue;

     (iii) the Shares continuing to satisfy the conditions specified in paragraphs 10 to 14 inclusive of Schedule 9 ICTA 1988.

19. Section 21 (AMENDMENT OR TERMINATION OF PLAN) shall apply with the additional requirement that no amendment shall have effect until approved by the Inland Revenue.

20. Section 23.1 (ADDITIONAL PROVISIONS OF AN AWARD) shall not apply to this Schedule except to the extent that it allows Award Agreements to contain provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements.

                         (NO. 2) SCHEDULE (UNAPPROVED)
                                      TO
               SPECIALTY CATALOG CORP. 2000 STOCK INCENTIVE PLAN

             ALTERATIONS AND AMENDMENTS TO THE PLAN IN RESPECT OF
             ITS OPERATION IN RELATION TO UNITED KINGDOM EMPLOYEES


1. In this (No. 2) Schedule, "Plan" refers to the SPECIALTY CATALOG CORP. 2000 Stock Incentive Plan together with the (No. 1) Schedule and words and expressions defined therein shall have the same meaning when used in this (No. 2 ) Schedule. The provisions of the Plan relating to Options shall apply to the provisions of this (No.2) Schedule except where expressly varied herein

2. It is intended that this (No. 2) Schedule will not be approved by the Inland Revenue pursuant to Schedule 9 ICTA 1988.

3. Clause 4(i) of the (No. 1) Schedule will not apply to Options granted under this (No. 2) Schedule.

4. The words "who are not excluded by paragraph 8 of Schedule 9 ICTA 1988" in clause 5 and the second sentence of clause 5 to the (No. 1) Schedule shall not apply to this (No. 2) Schedule.

5. The limit set out in clause 7 of the (No. 1) Schedule shall not apply to this (No. 2) Schedule.

6.   Clause 11 of the (No. 1) Schedule shall not apply to this (No.2) Schedule.

7.   Clause 12 of the (No. 1) Schedule shall not apply to this (No. 2) Schedule.

8.   Clause 13 of the (No. 1) Schedule shall not apply to this (No. 2) Schedule.

9.   Clause 15 of the (No. 1) Schedule shall not apply to this (No. 2) Schedule.

10. All requirements in the (No. 1) Schedule for the approval, consent or agreement of the Inland Revenue shall not apply to this (No. 2) Schedule.

PROXY                       SPECIALTY CATALOG CORP.                        PROXY
                 ANNUAL MEETING OF SHAREHOLDERS, JUNE 22, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Jeffrey Brown and Thomas McCain, as proxies, each with full power of substitution, and hereby authorizes them to appear and vote as designated below, all shares of Common Stock of Specialty Catalog Corp. held on record by the undersigned on May 15, 2000, at the Annual Meeting of Shareholders to be held on June 22, 2000 at 11 a.m. at the offices of the Company, 21 Bristol Drive, South Easton, MA 02375, and any adjournments or postponements thereof, and upon any and all matters which may properly be brought before the meeting or any adjournments or postponements thereof, thereby revoking all former proxies.

     The undersigned hereby directs this Proxy to be voted as follows:

1. Election of directors:

     [_FOR] the election as directors of all nominees
            listed below (except as marked to the contrary below)
                    or
     [_WITHHOLD] AUTHORITY to vote for all nominees listed below

     DAVID CICUREL       MARTIN E. FRANKLIN
     SAMUEL L. KATZ      GUY NAGGAR

(Instructions: To withhold authority to vote for any of the above listed nominees, please strike a line through that individual's name)

2.   Approval of 2000 Stock Incentive Plan For:[ ]   Against:[ ]   Abstain:[ ]

3.   Approval of independent auditors For:[ ]   Against:[ ]   Abstain:[ ]

4. In their discretion, the named proxies may vote on such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF ALL NOMINEES LISTED ABOVE IN PROPOSAL 1, AND FOR PROPOSALS 2 AND 3.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THE PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

                                    Date: ____________________, 2000

                                    __________________________________
                                    Signature of Shareholder

                                    __________________________________
                                    Signature if held jointly

NOTE: PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF SIGNING AUTHORITY, EXECUTOR ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF A CORPORATION OR PARTNERSHIP, PLEASE SIGN IN CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED PERSON.